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                          SECURITIES AND EXCHANGE COMMISSION


                                WASHINGTON, D.C. 20549



                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): September 1, 1998
                                                  -----------------


                                POLYVISION CORPORATION
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)




         NEW YORK                    1-10555                   13-3482597
----------------------------       ------------            -------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)



29 Laing Avenue, Dixonville, Pennsylvania                        15734
-----------------------------------------                   ----------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (724) 254-4321
                                                   -------------------


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                              CURRENT REPORT ON FORM 8-K


                                POLYVISION CORPORATION


                                  September 1, 1998



Item 5.  OTHER EVENTS

     The information contained in the Press Release issued by PolyVision Corporation, dated September 1, 1998, a copy of which is attached hereto as
Exhibit 99.1, is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS.

          99.1 Press Release issued by PolyVision Corporation on September 1, 1998.



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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              POLYVISION CORPORATION


Dated: September 1, 1998      By: /s/ Joseph A. Menniti
                                 ---------------------------------
                                 Joseph A. Menniti
                                 President and Chief Executive Officer













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                                    EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

    99.1                 Press Release issued by PolyVision Corporation on
                         September 1, 1998.

















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